UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2015

TELIGENT, INC.

(Formerly known as IGI Laboratories, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Lincoln Avenue
Buena, New Jersey 08310
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (856) 697-1441

_____________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2015, Teligent, Inc. (formerly known as IGI Laboratories, Inc.) (the “Company”) filed a certificate of amendment to its Amended and Restated Certificate of Incorporation (“Certificate of Amendment”) with the State of Delaware to change its name to “Teligent, Inc.,” effective as of October 23, 2015 at 5:00 P.M. Eastern Daylight Time. The Certificate of Amendment was approved by the Board of Directors of the Company. A copy of the Company’s Amended and Restated Certificate of Incorporation, as amended by the Certificate of Amendment, is attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Certificate of Incorporation of Teligent, Inc., dated October 23, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIGENT, INC.

Date: October 23, 2015	By: /s/ Jenniffer Collins
	Name:	Jenniffer Collins
	Title:	Chief Financial Officer